Xerium Technologies Inc. December 2009 Selected Data – Earnings Call March 25, 2010 EXHIBIT 99.2

Forward Looking Statements
• This presentation contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause the actual results to differ materially from those indicated.
• Actual results may differ materially due to a number of factors, including those factors discussed in our earnings press release dated March 24, 2010, and other factors discussed in our filings with the SEC, including our report on Form 10-K for the period ending
December 31, 2008 and subsequent filings.  Copies of these filings are available from the SEC and in the investor relations section of our website at www.xerium.com.
• These slides and the associated remarks and comments made
during our fourth quarter 2009 financial results conference call are integrally related and are intended to be presented and understood together.

Total Debt at Constant FX Rates
500.0
550.0
600.0
650.0
Total Debt
656.0 653.5 651.2 645.7 644.3 641.8 615.4 612.2 613.1 611.8 603.7 594.0 593.1 585.9 584.0 591.9 584.9 580.0 594.0
'05
Q2
'05
Q3
'05
Q4
'06
Q1
'06
Q2
'06
Q3
'06
Q4
'07 Q1 '07 Q2 '07 Q3 '07 Q4 '08 Q1 '08 Q2 '08 Q3 '08 Q4 '09 Q1 '09 Q2 '09 Q3 09 Q4
$ Millions
Note – Total Debt converted at Q2 2005 FX rates for all periods presented    (Euro = USD $1.20,  Canadian Dollar = USD $0.82)

Trailing Twelve Month Bank Adjusted EBITDA
10,000
35,000
60,000
85,000
110,000
135,000
160,000
185,000
0
10,000
20,000
30,000
40,000
50,000
60,000
Bank Adj LTM
141,599 139,887 146,108 146,021 148,787 160,733 176,456 164,487 149,046 130,526 101,470 93,007
Bank Ebitda by Qtr
32,844 38,228 38,429 36,520 35,610 50,174 54,152 24,551 20,169 31,654 25,096 16,088
Q1-07 Q2 Q3 Q4 Q1-08 Q2 Q3 Q4 Q1-09 Q2 Q3 Q4
Note:  a reconciliation of Trailing Twelve Month Bank Adjusted EBITDA to Net Income (Loss) is available in the investor relations section of the Company’s website at www.xerium.com.

5 Total Xerium Annual Sales 0 100 200 300 400 500 600 700 Total Sales 601.4 615.4 638.1 500.1 2006 2007 2008 2009 $ Millions

Total Xerium Quarterly Sales
75.0
125.0
175.0
Qtr Sales $
143.9 153.7 153.6 164.2 158.9 170.4 159.3 149.5 116.5 120.8 130.3 132.4
Year-over-Year
-26.7% -29.1% -18.2% -11.4%
'07 Q1 '07 Q2 '07 Q3 '07 Q4 '08 Q1 '08 Q2 '08 Q3 '08 Q4 '09 Q1 '09 Q2 '09 Q3 '09 Q4
$ Millions
1.6% improvement from Q3 ’09 to Q4 ‘09 marks the third consecutive quarter over quarter improvement. It is too early to tell if this is a sustainable recovery or customers replenishing inventories.

Sales Price Change as a Percent of Revenue
-3.0
-2.0
-1.0
0.0
1.0
2.0
3.0
Sales Price %
-1.7 -1.2 -1.2 0 -0.2 0.1 -1.1 -2.1
'08 Q1 08 Q2 08 Q3 08 Q4 '09 Q1 '09 Q2 '09 Q3 09 Q4
%
Note – Data compares as a % sales price achieved current year compared to prior year

S G & A Percent of Revenue as Reported
15.0
20.0
25.0
30.0
35.0
40.0
SG&A %
26.8 30.0 34.5 35.0 27.9 21.8 28.3 32.2
'08 Q1 '08 Q2 '08 Q3 '08 Q4 '09 Q1 '09 Q2 '09 Q3 09 Q4
%
‘09 Q1
Sales = $116.5 M
’08 Q2
Sales = $170.4 M
Note - Compares SG&A costs (selling, G&A, R&D, Restructuring costs) excluding Pension Curtailment gain in
Q3 2008 and goodwill impairment change in Q4 2009.
Cost controls proved effective in reducing S G & A in the face of substantial volume declines,  but adjustments, impairments and advisor fees make quarter over quarter comparisons challenging.

New Product Sales as a Percent of  Revenue
10.0
15.0
20.0
25.0
30.0
Clothing %
23.7 23.9 28.4 27.0
Rolls %
11.9 13.1 13.3 14.9
'09 Q1 '09 Q2 '09 Q3 09 Q4
%
Initial signs of progress are emerging in Xerium’s strategy to increase its technological leadership, by accelerating the introduction of new products (those developed within the prior five years) that make a measureable improvement in customer performance while simultaneously reducing XRM’s operating costs.

Total Working Capital as a Percent of Revenue
0.0
5.0
10.0
15.0
20.0
25.0
30.0
35.0
40.0
100.0
110.0
120.0
130.0
140.0
150.0
160.0
170.0
180.0
Revenue
158.9 170.4 159.3 149.5 116.5 120.8 130.3 132.4
TWC%
30.7 28.9 26.3 24.3 29.4 29.4 27.8 25.3
'08 Q1 '08 Q2 '08 Q3 '08 Q4 '09 Q1 '09 Q2 '09 Q3 09 Q4
%
2008’s progress in reducing TWC was reset by the precipitous and sudden decline in demand.  Our teams are now making progress re-adjusting to this new reality.
(Note:  a reconciliation of Total Working Capital to Revenue is available in the investor relations section of the Company’s website at www.xerium.com.

Total Xerium Annual Capital Expenditures
10.0
20.0
30.0
40.0
50.0
CAPEX
32.5 47.9 39.0 19.5
2006 2007 2008 2009
$ Millions
Our controls over capital investment were effective throughout the year in prioritizing only investments that were essential to supporting our customers and the continued development of our new products.

30,000
35,000
40,000
45,000
50,000
55,000
12 Months
39,092 42,868 34,654 38,234 36,372 37,026 37,657 35,933 43,088 47,918 45,789 50,133 46,879
6 Months
35,933 43,088 47,918 45,789 50,133 46,879
3 Months
45,789 50,133 46,879
Dec 08 Jan 09 Feb 09 Mar 09 Apr 09 May 09 Jun 09 Jul 09 Aug 09 Sep 09 Oct 09 Nov 09 Dec 09
Bookings Analysis – Total Xerium
3, 6 &13 Month Trend Lines
Consolidated new order bookings indicate served market recovery is underway.

Bookings Analysis – Paper Machine Clothing
3, 6 &13 Month Trend Lines
10,000
15,000
20,000
25,000
30,000
35,000
40,000
12 Months
27,319 29,552 20,939 25,284 23,447 22,955 24,305 21,476 27,176 31,779 29,466 34,825 32,960
6 Months
21,476 27,176 31,779 29,466 34,825 32,960
3 Months
29,466 34,825 32,960
Dec 08 Jan 09 Feb 09 Mar 09 Apr 09 May 09 Jun 09 Jul 09 Aug 09 Sep 09 Oct 09 Nov 09 Dec 09
Consolidated new order bookings indicate served market recovery is underway.

Bookings Analysis – Rolls
3, 6 &13 Month Trend Lines
5,000
10,000
15,000
20,000
12 Months
11,773 13,317 13,715 12,950 12,924 14,071 13,352 14,457 15,912 16,137 16,323 15,308 13,919
6 Months
14,457 15,912 16,137 16,323 15,308 13,919
3 Months
16,323 15,308 13,919
Dec 08 Jan 09 Feb 09 Mar 09 Apr 09 May 09 Jun 09 Jul 09 Aug 09 Sep 09 Oct 09 Nov 09 Dec 09
Consolidated new order bookings indicate served market recovery is underway.  We believe the slight decrease in Q4 2009 resulted from our customers continuing to defer maintenance and cut costs by stretching the life of their roll covers.